SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K


	CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported) May 13, 2009

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)


  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)564-3122

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


						Page 1 of 4 pages
Item 8.01.  OTHER EVENTS.

Press Release.

	The following is the text of the press release dated May 13, 2009 reporting Transtech Industries, Inc.'s results of operations for the quarter ended March 31, 2009.

TRANSTECH INDUSTRIES, INC. REPORTS RESULTS
FOR THE QUARTER ENDED MARCH 31, 2009

	PISCATAWAY, N.J., May 13, 2009 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI) announced the results of operations for the quarter ended March 31, 2009. The Company's subsidiaries perform environmental services and generate electric power utilizing methane gas as fuel.

	Revenues for the electricity generation segment for the quarter ended March 31, 2009 were $111,000 versus $159,000 reported for the period in 2008. The decrease in revenue was due to a decline in the price received per kilowatt generated. Gross revenues of the environmental services segment for the period in 2009 and 2008 were $153,000 and $219,000, respectively. The environmental services were conducted on sites owned or leased by members of the consolidated group in both quarters and therefore eliminated in the calculation of net revenues.

	The cost of operations for the quarters ended March 31, 2009 and 2008 were $700,000 and $704,000, respectively, and other income was $139,000 and $121,000, respectively.

	No income tax benefits were recognized in the period for 2009 versus $144,000 reported for the period in 2008.

	Net loss for the quarter ended March 31, 2009 was $450,000, or $.15 per share, versus a net loss $280,000, or $.09 per share, for period in 2008.

	The Company and certain subsidiaries previously participated in the waste recovery and waste management industries. The
Company continues to incur administrative and legal expenses on matters related to its past participation in those industries.
In addition, the Company may incur significant remediation and post-closure costs related to sites of past operations.

	Presented below are the unaudited consolidated balance sheet as of March 31, 2009 and comparative consolidated statements of operations for the quarters ended March 31, 2009 and 2008.

TRANSTECH INDUSTRIES, INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
As of March 31, 2009
(Unaudited, in $000's)

Assets
  Cash and cash equivalents                            $   741
  Marketable securities                                  1,999
  Restricted escrow accounts                             1,050
  Other current assets                                     884
     Total current assets                                4,674
  Restricted escrow accounts                             6,005
  Other assets                                           1,978
     Total assets                                      $12,657

Liabilities and Stockholders' Equity
 Total current liabilities                             $ 1,989
 Income taxes payable                                      537
 Accrued post-closure maintenance                        7,232
 Other liabilities                                           7
 Stockholders' equity                                    2,892
    Total Liabilities and Stockholders' Equity         $12,657


CONSOLIDATED STATEMENTS OF OPERATIONS
(In $000's, except per share data)

                                         For the Quarters
                                          Ended December 31,
                                        2009              2008
Gross Revenues                      $    264            $  378
  Less: Eliminations                    (153)             (219)
  Net Revenues                           111               159
  Cost of Operations                    (700)             (704)
  Other Income                           139               121
  Income Tax Benefit                      -                144
  Net Loss                            $ (450)           $ (280)

  Loss per common share:
  Net Loss                            $ (.15)           $ (.09)
Number of shares used in
   calculation                     2,979,190         2,979,190

	This news release may contain forward-looking statements as defined by federal securities laws, that are based on current expectations and involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risks and uncertainties include among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings. The forward-looking statements contained in this news release speak only as of the date of release; and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this release.



	SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	TRANSTECH INDUSTRIES, INC.
	(Registrant)


	By: /s/ Andrew J. Mayer, Jr.
	   Andrew J. Mayer, Jr., Vice
	   President-Finance, Chief
	   Financial Officer and
	   Secretary

Dated:  May 13, 2009